EXHIBIT EX-10.2

          Void After September 21, 2000                Warrant To Purchase
                                                       FarWest Group, Inc.

          Warrant to Purchase Common Stock             300,000.00

                                                       Shares   of   Common
          Stock

          This Warrant Certifies that    United Managed Investments, Inc.
                                         2 Alhambra Plaza
                                         Coral Gables, Florida 33134

          or registered assigns, ** THREE HUNDRED THOUSAND WARRANTS **

               is the  registered holder  of a Warrant  (the  Warrant )  of
          FarWest Group, Inc. (the Company ), to purchase the number of shares (the Shares ) of Common Stock (the Common Stock ), of the Company set forth above. This Warrant expires at 5 PM Eastern Time, on September 21, 2002 (the Close of Business ), and entitles the holder to purchase from the Company the number of fully paid and non assessable Shares set forth above at a purchase price of $.50 per share (the Exercise Price ), payable in lawful money of the United States of America, payable to the order of the Company in the form of cash, certified check, or money order.

               Subject to the terms and conditions set forth herein, this Warrant may be exercised upon surrender of this Warrant Certificate and payment of the aggregate Exercise Price and any applicable taxes at the principal office of the Company at 5225
          W. Massingale Road, Tucson, Arizona 85743 or other applicable address of the Company.

               No Warrant may be exercised prior to September 21, 1999 or after the Close of Business on September 21, 2002. After the Close of Business on September 21, 2002, the Warrants will become wholly void and of no value.

               REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS WARRANT CERTIFICATE SET FORTH AND/OR INCORPORATED BY REFERENCE ON THE PAGES ATTACHED HERETO, SUCH FURTHER PROVISIONS SHALL APPLY FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE.

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               IN WITNESS WHEREOF, the  Company has caused this Certificate to be executed by its duly authorized officers, and the corporate seal hereunto affixed.


          Dated 9/21/99

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH IN THE OPINIONNI OF COUNSEL FOR THE HOLDER, PROVIDED THAT COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO HE COMPANY, IF AVAILABLE.


          FARWEST GROUP, INC.

          By:/s/ Dallas Talley
             Dallas Talley
             President

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          FARWEST GROUP, INC.

               The Warrant evidenced by this Warrant Certificate to purchase up to three hundred thousand (300,000) Shares of Common Stock issued pursuant to that certain Mutual Release and Settlement Agreement dated September 11, 1999 (the Agreement ) duly executed by United Managed Investments, Inc. by Charles Childers and FarWest Group, Inc. by Clark Vaught. The Agreement is hereby incorporated by reference in and made part of this instrument and is hereby referred to for a description of the rights, limitations of rights, obligations and duties thereunder. A copy of the Agreement may be inspected and is available upon written request addressed to the Company. All terms used herein that are defined in the Agreement have the meanings assigned to them herein.

               Warrants may be exercised to purchase Shares from the Company at the Exercise Price set forth on the face hereof prior to the Close of Business on September 21, 2002. The holder of the Warrant evidenced by this Warrant Certificate may exercise such Warrant by surrendering the Warrant Certificate, with the form of Election to Exercise set forth hereon properly completed and executed, together with payment of the aggregate Exercise Price, in lawful money of the United States of America, and any applicable taxes, at the office of the Company.

               In the event that upon any exercise of the Warrant evidenced hereby the number of Shares actually purchased shall be less than the total number of Shares purchasable upon the exercise of the Warrant evidenced hereby, there shall be issued to the holder hereof, a new Warrant Certificate evidencing a Warrant to purchase the Shares not so purchased. After the close of business on September 21, 2002, unexercised Warrants shall become wholly void and of no value.

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               Any shares received by any conversions of Warrants evidenced hereby shall carry piggyback registration rights whereby they shall be registered together with future registrations of FarWest Group, Inc. securities as follows: (a) as part of FarWest Group, Inc. s first registered offering of securities following the reissuance of these Warrants evidenced hereby, subject only to the consent of the managing underwriter for said offering; and/or
          (b)  as part of FarWest  Group, Inc. s second registered offering
          following  the   issuance  of  the   Warrants  evidenced  hereby,
          unconditionally, except that sales may be subject to potential restrictions that may be imposed by the managing underwriter for said offering to refrain from selling shares of FarWest Group, Inc. securities for a period of up to 180 days.


                                           ELECTION TO EXERCISE

          Dated:               , 19

               The undersigned hereby irrevocably exercises this Warrant to purchase the number of shares of Common Stock as specified below and herewith makes payment of the Exercise Price thereof on the terms and conditions specified in this Warrant Certificate, surrenders this Warrant Certificate and all right, title, and interest herein to the Company and directs that the Shares deliverable upon the exercise of such Warrants be registered in the name(s), in the per share denominations and at the address(es) specified below and delivered hereto.

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